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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) December 6, 2005

                                   TVIA, INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                    0-30539                  94-3175152
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 (State or other jurisdiction        (Commission             (I.R.S. Employer
      of incorporation)              File Number)          Identification No.)

        4001 Burton Drive, Santa Clara, CA                        95054
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     (Address of principal executive offices)                   (Zip Code)

         Registrant's telephone number, including area code 408/982-8588


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information in this current report is being furnished and shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this current report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

On November 10, 2005, Tvia, Inc. issued a press release announcing its financial results for the quarter ended September 30, 2005. A copy of the earnings release is furnished herewith as Exhibit 99.1.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1 Press Release dated November 10, 2005 announcing results for the second quarter of fiscal year 2006, ended September 30, 2005

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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              TVIA, INC.
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Date:  December 6, 2005                       By: /s/ DIANE BJORKSTROM
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                                                  Diane Bjorkstrom
                                                  Chief Financial Officer
                                                  (Principal Financial Officer
                                                  and Duly Authorized Signatory)